Offerings - Offering: 1	Mar. 09, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 63,796,857.00
Amount of Registration Fee	$ 8,810.35
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for units of beneficial interest. The fee of $8,810.35 was paid in connection with the filing of the Schedule TO-I by Fidelity Private Credit Fund (File No. 005-94024) on January 29, 2026 (the "Schedule TO"). The Amount of Filing Fee was calculated at $138.10 per $1,000,000 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2026.